U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:
(Date of earliest event reported)

April 25, 2006

eACCELERATION CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-29869	91-2006409
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Identification Number)

1050 NE Hostmark Street, Suite 100B, Poulsbo, Washington 98370
(Address of principal executive offices)

(360) 697-9260
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry Into a Material Definitive Agreement.

On April 25, 2006, the registrant entered into an employment agreement with David Nason (the “Employment Agreement”) whereby Mr. Nason was appointed to serve as the registrant’s Chief Technical Officer. Prior to his election as Chief Technical Officer, Mr. Nason was employed as the registrant’s Chief Technologist. The term of Mr. Nason’s Agreement is five years, commencing on April 25, 2006, and shall be automatically extended for additional one-year periods unless or until the registrant or Mr. Nason provides notice to the other party of the termination of the Employment Agreement at least sixty days prior to April 25 of that year. Under the terms of the Employment Agreement, Mr. Nason will receive an annual base salary of $104,000, and cash bonuses in the amount of 1% of the registrant’s annual cash flow payable on a quarterly basis. Pursuant to the Employment Agreement, Mr. Nason also will have the right to participate in the registrant’s benefit plans and programs on the same terms as are then generally available to the registrant’s executive and managerial employees, and shall be entitled to four weeks of vacation per year.

The foregoing summary of the Employment Agreement is qualified in its entirety by reference to the text of the Employment Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.02(c)                               Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 25, 2006, effective upon entry into the above-referenced Employment Agreement, Mr. Nason was elected as the registrant’s Chief Technical Officer. From March 22, 2004 until his election as the registrant’s Chief Technical Officer, Mr. Nason was employed as the registrant’s Chief Technologist. Prior to his employment with the registrant, Mr. Nason was employed from May 2003 until March 2004 as Vice President of Product Development for iNuntius, Inc. From July 2002 until May 2003, Mr. Nason was employed as Chief Technology Officer for Medius Corporation. Prior to his employment with Medius Corporation, Mr. Nason was employed as Chief Technology Officer and Chief Scientist for xSides Corporation.

The terms of Mr. Nason’s Employment Agreement are more fully described under Item 1.01 above.

Item 9.01               Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit No.

Description of Exhibit

10.1	Employment Agreement between David Nason and the registrant, dated as of April 25, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eACCELERATION CORP.

Dated: May 1, 2006	By:	/s/ E. Edward Ahrens
E. Edward Ahrens
Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Employment Agreement between David Nason and the registrant, dated as of April 25, 2006.